Summary of Significant Accounting Policies	12 Months Ended
Mar. 31, 2019
Accounting Policies [Abstract]
Summary of Significant Accounting Policies
Summary of Significant Accounting Policies
Reclassifications
Within the consolidated balance sheet at 31 March 2018, the Company reclassified the Intangible Assets, Net and Goodwill balances of US$12.3 million and US$4.9 million, respectively, which were previously included in Other Assets, to conform to the current presentation.
Within the operating activities section of the consolidated statement of cash flows for the year ended 31 March 2017, the Company reclassified the change in the Income Tax Payable balance of US$2.7 million which was previously included within a change in Other Accrued Liabilities, and separated these costs in the change in Income Tax Payable line item, to conform to the current presentation.
The Company adopted Accounting Standards Update ("ASU") No. 2016-18 starting with the fiscal year beginning 1 April 2018, which required Restricted Cash and Restricted Cash - Asbestos to be included in the starting and ending cash balances on the consolidated statements of cash flows. See Recent Accounting Pronouncements later in this footnote for further details on this accounting standard update, including all reclassifications made to the consolidated statements of cash flows for the years ended 31 March 2018 and 2017.
Principles of Consolidation
The consolidated financial statements of the Company include the accounts of JHI plc, its wholly-owned subsidiaries and VIE. All intercompany balances and transactions have been eliminated in consolidation.
A VIE is an entity that is evaluated for consolidation using more than a simple analysis of voting control. The analysis is based on: (i) what party has the power to direct the most significant activities of the VIE that impact its economic performance; and (ii) what party has rights to receive benefits or is obligated to absorb losses that are significant to the VIE. The analysis of the party that consolidates a VIE is a continual assessment.
In February 2007, the Company’s shareholders approved the Amended and Restated Final Funding Agreement (the “AFFA”), an agreement pursuant to which the Company provides long-term funding to Asbestos Injuries Compensation Fund (“AICF”), a special purpose fund that provides compensation for the Australian-related personal injuries for which certain former subsidiary companies of James Hardie in Australia (being Amaca Pty Ltd (“Amaca”), Amaba Pty Ltd (“Amaba”) and ABN 60 Pty Limited (“ABN 60”) (collectively, the “Former James Hardie Companies”)) are found liable. JHI plc owns 100% of James Hardie 117 Pty Ltd (the “Performing Subsidiary”), which, under the terms of the AFFA, has an obligation to make payments to AICF on an annual basis subject to the provisions of the AFFA. JHI plc guarantees the Performing Subsidiary’s obligation. Additionally, the Company appoints three AICF directors and the New South Wales (“NSW”) Government appoints two AICF directors.
Although the Company has no ownership interest in AICF, for financial reporting purposes, the Company consolidates AICF, which is a VIE as defined under US GAAP, due to its pecuniary and contractual interests in AICF as a result of the funding arrangements outlined in the AFFA. The Company’s consolidation of AICF results in AICF’s assets and liabilities being recorded on its consolidated balance sheets and AICF’s income and expense transactions being recorded in the consolidated statements of operations and comprehensive income. These items are Australian dollar-denominated and are subject to remeasurement into US dollars at each reporting date.
For the fiscal years ended 31 March 2019, 2018 and 2017, the Company did not provide financial or other support to AICF that it was not previously contractually required to provide.
Use of Estimates
The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions. These estimates and assumptions affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.
Foreign Currency Translation/Remeasurement
All assets and liabilities are translated or remeasured into US dollars at current exchange rates while revenues and expenses are translated or remeasured at average exchange rates in effect for the period. The effects of foreign currency translation adjustments are included directly in other comprehensive income in shareholders’ equity (deficit). Gains and losses arising from foreign currency transactions are recognized in income currently.
The Company has recorded on its balance sheet certain foreign assets and liabilities, including asbestos-related assets and liabilities under the terms of the AFFA, that are denominated in foreign currencies and subject to translation (foreign entities) or remeasurement (AICF entity and Euro denominated debt) into US dollars at each reporting date. Unless otherwise noted, the Company converts foreign currency denominated assets and liabilities into US dollars at the spot rate at the end of the reporting period; while revenues and expenses are converted using an average exchange rate for the period. Gains or losses resulting from transactions denominated in foreign currencies are included in Selling, general and administrative expenses in the consolidated statements of operations and comprehensive income, and may be offset by other transactions. The Company recorded a foreign exchange gain relating to its Euro denominated debt which was economically offset by a foreign exchange loss on loans between subsidiaries, resulting in a net translation gain of US$2.9 million for the year ended 31 March 2019, which was recorded in Selling, general and administrative expenses in the consolidated statements of operations and comprehensive income.
Restricted Cash and Cash Equivalents
Restricted cash and cash equivalents generally relate to amounts subject to letters of credit with insurance companies, which restrict the cash from use for general corporate purposes.
Inventories
Inventories are valued at the lower of cost or net realizable value. Cost is generally determined under the first-in, first-out method, except that the cost of raw materials and supplies is determined using actual or average costs. Cost includes the costs of materials, labor and applied factory overhead. On a regular basis, the Company evaluates its inventory balances for excess quantities and obsolescence by analyzing demand, inventory on hand, sales levels and other information. Based on these evaluations, inventory costs are adjusted to net realizable value, if necessary.
Property, Plant and Equipment
Property, plant and equipment are stated at cost. Property, plant and equipment of businesses acquired are recorded at their estimated fair value at the date of acquisition. Depreciation of property, plant and equipment is computed using the straight-line method over the following estimated useful lives:

Years
Buildings	10 to 50
Buildings Improvements	3 to 25
Leasehold Improvements	5 to 40
Machinery and Equipment	1 to 30

During the year ended 31 March 2019, the Company recorded impairment charges to Property, Plant and Equipment of US$9.1 million.
See Note 8 for additional information.
Depreciation and Amortization
The Company records depreciation and amortization under both Cost of goods sold and Selling, general and administrative expenses, depending on the asset’s business use. All depreciation and amortization related to plant building, machinery and equipment is recorded in Cost of goods sold.
Goodwill and Other Intangible Assets
Goodwill is the excess of purchase price over the fair value of tangible and identifiable intangible net assets acquired in various business combinations. Goodwill is not amortized but is tested at the reporting unit level for impairment annually, or more often if indicators of impairment exist. Factors that could cause an impairment in the future could include, but are not limited to, adverse macroeconomic conditions, deterioration in industry or market conditions, decline in revenue and cash flows or increases in costs and capital expenditures compared to projected results. A goodwill impairment charge is recorded for the amount by which the carrying value of the reporting unit exceeds the fair value of the reporting unit. During the year ended 31 March 2019, the Company recorded a goodwill impairment charge of US$4.6 million in the Other Businesses segment due to the Company's decision to cease production of its fiberglass windows business. The Company did not record any goodwill impairment charges for the years ended 31 March 2018 and 2017.
Intangible assets from acquired businesses are recognized at their estimated fair values at the date of acquisition and consist of trademarks, customer relationships and other intangible assets. Finite-lived intangibles are amortized to expense over the applicable useful lives, ranging from 2 to 13 years, based on the nature of the asset and the underlying pattern of economic benefit as reflected by future net cash inflows. The Company performs an impairment test of intangibles annually, or whenever events or changes in circumstances indicate their carrying value may be impaired. During the year ended 31 March 2019, the Company recorded total impairment charges on amortizable intangible assets of US$2.6 million. The Company did not record any intangible asset impairment charges for the years ended 31 March 2018 and 2017.
See Note 7 for additional information.
Impairment of Long-Lived Assets
Long-lived assets, such as property, plant and equipment, are evaluated each quarter for events or changes in circumstances that indicate that an asset might be impaired because the carrying amount of the asset may not be recoverable. These include, without limitation, a significant adverse change in the extent or manner in which a long-lived asset or asset group is being used, a current period operating or cash flow loss combined with a history of operating or cash flow losses, a projection or forecast that demonstrates continuing losses associated with the use of a long-lived asset or asset group and/or a current expectation that it is more likely than not that a long lived asset or asset group will be sold or otherwise disposed of significantly before the end of its previously estimated useful life.
When such indicators of potential impairment are identified, recoverability is tested by grouping long-lived assets that are used together and represent the lowest level for which cash flows are identifiable and distinct from the cash flows of other long-lived assets, which is typically at the production line or plant facility level, depending on the type of long-lived asset subject to an impairment review.
Recoverability is measured by a comparison of the carrying amount of the asset group to the estimated undiscounted future cash flows expected to be generated by the asset group. If the carrying amount exceeds the estimated undiscounted future cash flows, an impairment charge is recognized at the amount by which the carrying amount exceeds the estimated fair value of the asset group.
The methodology used to estimate the fair value of the asset group is based on a discounted cash flow analysis that considers the asset group’s highest and best use that would maximize the value of the asset group. In addition, the estimated fair value of an asset group also considers, to the extent practicable, a market participant’s expectations and assumptions in estimating the fair value of the asset group. If the estimated fair value of the asset group is less than the carrying value, an impairment loss is recognized at an amount equal to the excess of the carrying value over the estimated fair value of the asset group.
See Notes 7 and 8 for additional information.
Accrued Product Warranties
An accrual for estimated future warranty costs is recorded based on an analysis by the Company, which includes the historical relationship of warranty costs to installed product at an estimated remediation cost per standard foot. Based on this analysis and other factors, the adequacy of the Company’s warranty provision is adjusted as necessary.
Debt
The Company’s debt consists of an unsecured revolving credit facility and senior unsecured notes. Each of the Company's debt instruments is recorded at cost, net of any original issue discount or premium, where applicable. The related original issue discount, premium and debt issuance costs are amortized over the term of each respective borrowing using the effective interest method. Debt is presented as current if the liability is due to be settled within 12 months after the balance sheet date, unless the Company has the ability and intention to refinance on a long term basis in accordance with US GAAP. Readers are referred to the discussion later in this footnote under Fair Value Measurements and Note 10 for the Company’s fair value considerations.
In addition, the Company consolidates AICF which has a loan facility. Readers are referred to the discussion later in this footnote under Asbestos-related Accounting Policies.
Revenue Recognition
The Company recognizes revenues when the requisite performance obligation has been met, that is, when the Company transfers control of its products to customers, which depending on the terms of the underlying contract, is generally upon delivery. The Company records estimated reductions in sales for customer rebates and discounts including volume, promotional, cash and other discounts. Rebates and discounts are recorded based on management’s best estimate when products are sold. The estimates are based on historical experience for similar programs and products. Management reviews these rebates and discounts on an ongoing basis and the related accruals are adjusted, if necessary, as additional information becomes available.
A portion of the Company’s revenue is made through distributors under a vendor managed inventory agreement whereby revenue is recognized upon the transfer of title and risk of loss to the distributors.
See Note 3 for additional information.
Income Taxes
The Company accounts for income taxes under the asset and liability method. Under this method, deferred income taxes are recognized by applying enacted statutory rates applicable to future years to differences between the tax bases and financial reporting amounts of existing assets and liabilities. The effect on deferred taxes of a change in tax rates is recognized in income in the period that includes the enactment date. The realization of the US deferred tax assets is affected primarily by the continued profitability of the US business. A valuation allowance is provided when it is more likely than not that all or some portion of deferred tax assets will not be realized. Interest and penalties related to uncertain tax positions are recognized in Income tax expense on the consolidated statements of operations and comprehensive income. Readers are referred to Note 15 for further discussion of income taxes.
Financial Instruments
The Company calculates the fair value of financial instruments and includes this additional information in the notes to the consolidated financial statements. The estimated fair value amounts have been determined by the Company using available market information and appropriate valuation methodologies. However, considerable judgment is required in interpreting market data to develop the estimates of fair value. Accordingly, the estimates presented herein are not necessarily indicative of the amounts that the Company could realize in a current market exchange. The use of different market assumptions and/or estimation methodologies may have a material effect on the estimated fair value amounts.
Periodically, interest rate swaps, commodity swaps and forward exchange contracts are used to manage market risks and reduce exposure resulting from fluctuations in interest rates, commodity prices and foreign currency exchange rates. Changes in the fair value of financial instruments that are not designated as hedges are recorded in earnings within Other income at each measurement date. The Company does not use derivatives for trading purposes. Readers are referred to Note 13 for further discussion on financial instruments.
Fair Value Measurements
Assets and liabilities of the Company that are carried or disclosed at fair value are classified in one of the following three categories:

Level 1	Quoted market prices in active markets for identical assets and liabilities that the Company has the ability to access at the measurement date;

Level 2	Observable market-based inputs or unobservable inputs that are corroborated by market data for the asset or liability at the measurement date;

Level 3	Unobservable inputs that are not corroborated by market data used when there is minimal market activity for the asset or liability at the measurement date.

Fair value measurements of assets and liabilities are assigned a level within the fair value hierarchy based on the lowest level of any input that is significant to the fair value measurement in its entirety.
The carrying amounts of Cash and Cash Equivalents, Restricted cash and cash equivalents, Trade receivables, Trade payables and the Revolving Credit Facility approximates their respective fair values due to the short-term nature of these instruments.
Stock-based Compensation
Stock-based compensation expense represents the estimated fair value of equity-based and liability-classified awards granted to employees and is recognized as an expense over the vesting period. Stock-based compensation expense is included in the line item Selling, general and administrative expenses on the consolidated statements of operations and comprehensive income.
Equity awards with vesting based solely on a service condition are typically subject to graded vesting, in that the awards primarily vest 25% after the first year, 25% after the second year and 50% after the third year. For equity awards subject to graded vesting, the Company has elected to use the accelerated recognition method. Accordingly, each vesting tranche is valued separately, and the recognition of stock-based compensation expense is more heavily weighted earlier in the vesting period. Stock-based compensation expense for equity awards that are subject to performance or market vesting conditions are based upon an estimate of the number of awards that are expected to vest and typically recognized ratably over the vesting period. The Company issues new shares to award recipients when the vesting condition for restricted stock units (“RSU’s”) has been satisfied.
For RSU’s subject to a service vesting condition, the fair value is equal to the market value of the Company’s common stock on the date of grant, adjusted for the fair value of estimated dividends as the restricted stock holder is not entitled to dividends over the vesting period. For RSU’s subject to a scorecard performance vesting condition, the fair value is adjusted for changes in JHI plc’s common stock price at each balance sheet date until the end of the performance period. For RSU’s subject to a market vesting condition, the fair value is estimated using a Monte Carlo Simulation.
Compensation expense recognized for liability-classified awards is based upon an estimate of the number of awards that are expected to vest and on the fair market value of JHI plc’s common stock on the date of the grant. A corresponding liability is recorded and adjusted for subsequent changes in JHI plc’s common stock price at each balance sheet date.
Earnings Per Share
The Company discloses basic and diluted earnings per share (“EPS”). Basic EPS is calculated using net income divided by the weighted average number of common shares outstanding during the period. Diluted EPS is similar to basic EPS except that the weighted average number of common shares outstanding is increased to include the number of additional common shares calculated using the treasury method that would have been outstanding if the dilutive potential common shares, such as stock options and RSUs, had been issued.
Basic and dilutive common shares outstanding used in determining net income per share are as follows:

	Years Ended 31 March
(Millions of shares)	2019	2018	2017
Basic common shares outstanding	441.9	441.2	442.7
Dilutive effect of stock awards	1.1	1.1	1.2
Diluted common shares outstanding	443.0	442.3	443.9

(US dollars)	2019	2018	2017
Net income per share - basic	0.52	0.33	0.62
Net income per share - diluted	0.52	0.33	0.62

There were no potential common shares which would be considered anti-dilutive for the years ended 31 March 2019, 2018 and 2017.
Unless they are anti-dilutive, RSU’s which vest solely based on continued employment are considered to be outstanding as of their issuance date for purposes of computing diluted EPS and are included in the calculation of diluted EPS using the Treasury Method. Once these RSU’s vest, they are included in the basic EPS calculation on a weighted-average basis.
RSU’s which vest based on performance or market conditions are considered contingent shares. At each reporting date prior to the end of the contingency period, the Company determines the number of contingently issuable shares to include in the diluted EPS calculation, as the number of shares that would be issuable under the terms of the RSU arrangement, if the end of the reporting period were the end of the contingency period. Once these RSU’s vest, they are included in the basic EPS calculation on a weighted-average basis.
Potential common shares of 2.2 million, 1.6 million and 1.8 million for the years ended 31 March 2019, 2018 and 2017, respectively, have been excluded from the calculation of diluted common shares outstanding as they are considered contingent shares which are not expected to vest.
Asbestos-related Accounting Policies
Asbestos Liability
The amount of the asbestos liability has been recognized by reference to (but not exclusively based upon) the most recent actuarial estimate of projected future cash flows as calculated by KPMG Actuarial (“KPMGA”), who are engaged and appointed by AICF under the terms of the AFFA. Based on their assumptions, KPMGA arrived at a range of possible total future cash flows and calculated a central estimate, which is intended to reflect a probability-weighted expected outcome of those actuarially estimated future cash flows projected by KPMGA to occur through 2072.
The Company recognizes the asbestos liability in the consolidated financial statements by reference to (but not exclusively based upon) the undiscounted and uninflated central estimate. The Company considered discounting when determining the best estimate under US GAAP. The Company has recognized the asbestos liability by reference to (but not exclusively based upon) the central estimate as undiscounted on the basis that the timing and amounts of such cash flows are not fixed or readily determinable. The Company considered inflation when determining the best estimate under US GAAP. It is the Company’s view that there are material uncertainties in estimating an appropriate rate of inflation over the extended period of the AFFA. The Company views the undiscounted and uninflated central estimate as the best estimate under US GAAP.
Adjustments in the asbestos liability due to changes in the actuarial estimate of projected future cash flows and changes in the estimate of future operating costs of AICF are reflected in the consolidated statements of operations and comprehensive income during the period in which they occur. Claims paid by AICF and claims-handling costs incurred by AICF are treated as reductions in the Asbestos liability balances.
Insurance Receivable
The insurance receivable recorded by the Company has been recognized by reference to (but not exclusively based upon) the most recent actuarial estimate of recoveries expected from insurance policies and insurance companies with exposure to the asbestos claims, as calculated by KPMGA. The assessment of recoveries is based on the expected pattern of claims against such policies less an allowance for credit risk based on credit agency ratings. The insurance receivable generally includes these cash flows as undiscounted and uninflated, however, where the timing of recoveries has been agreed with the insurer, the receivables are recorded on a discounted basis. The Company records insurance receivables that are deemed probable of being realized.
Adjustments in the insurance receivable due to changes in the actuarial estimate, or changes in the Company’s assessment of recoverability are reflected in the consolidated statements of operations and comprehensive income during the period in which they occur. Insurance recoveries are treated as a reduction in the insurance receivable balance.
Workers’ Compensation
An estimate of the liability related to workers’ compensation claims is prepared by KPMGA as part of the annual actuarial assessment. This estimate contains two components - amounts that will be met by a workers’ compensation scheme or policy, and amounts that will be met by the Former James Hardie Companies.
The estimated liability is included as part of the asbestos liability and adjustments to the estimate are reflected in the consolidated statements of operations and comprehensive income during the period in which they occur. Amounts that are expected to be paid by the workers’ compensation schemes or policies are recorded as workers’ compensation receivable. Adjustments to the workers’ compensation liability result in an equal adjustment in the workers’ compensation receivable recorded by the Company and have no effect on the consolidated statements of operations and comprehensive income.
Restricted Cash and Cash Equivalents
Cash and cash equivalents of AICF are reflected as restricted assets, as the use of these assets is restricted to the settlement of asbestos claims and payment of the operating costs of AICF. Since cash and cash equivalents are highly liquid, the Company classifies these amounts as a current asset on the consolidated balance sheets.
Restricted Short-Term Investments

Short-term investments of AICF consist of highly liquid investments held in the custody of major financial institutions. All short-term investments are classified as available for sale and are recorded in the financial statements at fair value. The fair value of restricted short-term investments is based on quoted market prices using the specific identification method. Unrealized gains and losses on the fair value of these investments are included as a separate component of Accumulated other comprehensive loss. Realized gains and losses on short-term investments are recognized in Other income on the consolidated statements of operations and comprehensive income.
Short-Term Debt
AICF has access to a secured loan facility (the “AICF Loan Facility”) made available by the NSW Government, which can be used by AICF to fund the payment of asbestos claims and certain operating and legal costs of AICF and Former James Hardie Companies (together, the “Obligors”).
Interest accrues daily on amounts outstanding, is calculated based on a 365-day year and is payable monthly. AICF may, at its discretion, elect to accrue interest payable on amounts outstanding under the AICF Loan Facility on the date interest becomes due and payable.
Deferred Income Taxes
The Performing Subsidiary is able to claim a tax deduction for its contributions to AICF over a five-year period commencing in the year the contribution is incurred. Consequently, a deferred tax asset has been recognized equivalent to the anticipated tax benefit over the life of the AFFA.
Adjustments are made to the deferred income tax asset as adjustments to the asbestos-related assets and liabilities are recorded.
Asbestos Adjustments
The Asbestos adjustments reflected in the consolidated statements of operations and comprehensive income reflect the net change in the actuarial estimate of the asbestos liability and insurance receivables, and the change in the estimate of AICF claims handling costs. Additionally, as the asbestos-related assets and liabilities are denominated in Australian dollars, the reported values of these asbestos-related assets and liabilities in the Company’s consolidated balance sheets in US dollars are subject to adjustment depending on the closing exchange rate between the two currencies at the balance sheet dates, the effect of which is also included in Asbestos adjustments in the consolidated statements of operations and comprehensive income.
Asbestos Impact on Statement of Cash Flows
Restricted cash and cash equivalents - Asbestos
The Restricted cash and cash equivalents held by AICF as recorded on the consolidated balance sheets was included in the total beginning and ending cash balance in the consolidated statements of cash flows. The movement in Restricted cash and cash equivalents - Asbestos was reflected in either the cash flows from operating activities, cash flows from investing activities or cash flows from financing activities sections of the consolidated statements of cash flows as described in detail below.
Asbestos Adjustments
The Asbestos adjustments as recorded on the consolidated statements of operations and comprehensive income (as described above) is presented as a reconciling item from net income to cash flows from operating activities in the consolidated statements of cash flows.
Asbestos Insurance Receivable
Proceeds from insurance claims by AICF are reflected in the cash flows from operating activities section of the consolidated statements of cash flows.
Asbestos Claims Paid
Asbestos claims paid by AICF are reflected in the cash flows from operating activities section of the consolidated statements of cash flows.
Restricted Short-Term Investments
Purchases or proceeds from short-term investments, made by AICF, are reflected in the cash flows from investing activities section of the consolidated statements of cash flows.
AICF Loan Facility
Any drawings, repayments, or payments of accrued interest under the AICF Loan Facility, made by AICF, are reflected in the cash flows from financing activities section of the consolidated statements of cash flows.
Business combinations
The Company accounts for acquired businesses using the acquisition method of accounting. This method requires that the purchase price be allocated to the identifiable assets acquired and liabilities assumed at their estimated fair values at the date of acquisition. The excess of the purchase price over the identifiable assets acquired and liabilities assumed is recorded as goodwill.
The fair values are determined by management, taking into consideration information supplied by management of the acquired entities, and other relevant information. Such information typically includes valuations obtained from independent appraisal experts, which management reviews and considers in its estimates of fair values. The valuations are generally based upon future cash flow projections for the acquired assets, discounted to present value. The determination of fair values requires significant judgment by management, particularly with respect to the value of identifiable intangible assets. This judgment could result in either a higher or lower value assigned to amortizable or depreciable assets. The impact could result in either higher or lower amortization and/or depreciation expense. Management’s estimates of fair value are based upon assumptions believed to be reasonable, but due to the inherent uncertainty during the measurement period, which may be up to one year from the acquisition date, the Company records adjustments to the assets acquired and liabilities assumed, with the corresponding offset to goodwill.
Recent Accounting Pronouncements

In May 2014, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2014-09, which provides guidance requiring companies to recognize revenue depicting the transfer of goods or services to customers in amounts that reflect the payment to which a company expects to be entitled in exchange for those goods or services. ASU No. 2014-09 also requires additional disclosure about the nature, amount, timing and uncertainty of revenue and cash flows arising from customer contracts, including significant judgments and changes in judgments and assets recognized from costs incurred to obtain or fulfill a contract. ASU No. 2014-09 was effective for annual reporting periods beginning after 15 December 2017, and interim periods within those years, with early adoption permitted for annual reporting periods beginning after 15 December 2016. The Company adopted ASU No. 2014-09 (and related clarifying guidance issued by the FASB) starting with the fiscal year beginning 1 April 2018 using a modified retrospective approach. As a result of adopting ASU No. 2014-09, the Company recorded no adjustment to the opening retained earnings as of 1 April 2018. The impact to revenues and related deferred revenue balances as a result of applying ASU No. 2014-09 was not material as of and for the year ended 31 March 2019. See Note 3 for further details.
In February 2016, the FASB issued ASU No. 2016-02, which provides guidance on the amount, timing, and uncertainty of cash flows arising from leases. The standard requires lessees to recognize lease assets and lease liabilities on the balance sheet and requires expanded disclosures about leasing arrangements. Lessor accounting will remain largely unchanged from current guidance, however ASU No. 2016-02 will provide improvements that are intended to align lessor accounting with the lessee model and with updated revenue recognition guidance. The amendments in ASU No. 2016-02 shall be applied on a modified retrospective basis, and are effective for fiscal years and interim periods within those years, beginning after 15 December 2018, with early adoption permitted. In July 2018, the FASB issued ASU No. 2018-11, which provided a second accepted transition method, which would allow companies to adopt the new lease standard as a cumulative-effect adjustment to the opening balance of retained earnings as of the beginning of the period of adoption, rather than at the beginning of the earliest period presented. The Company is in process implementing this guidance, including obtaining copies of all active leases, extracting and documenting key components of each lease, educating and training key stakeholders on this new accounting guidance and performing steps to ensure the population of leases is complete. The Company will adopt ASU No. 2016-02 (and related clarifying guidance issued by the FASB) starting with the fiscal year beginning 1 April 2019, using the second modified retrospective transition method outlined in ASU No. 2018-11, and is currently evaluating the impact of the guidance on its consolidated financial statements.
In October 2016, the FASB issued ASU No. 2016-16, which requires entities to recognize the income tax consequences of intra-entity transfers of assets other than inventory when the transfer occurs. The amendments in ASU No. 2016-16 are effective for fiscal years and interim periods within those years, beginning after 15 December 2017, with early adoption permitted. The amendments in ASU No. 2016-16 shall be applied on a modified retrospective basis, wherein the beginning retained earnings in the period in which the guidance is adopted should include a cumulative-effect adjustment to reflect the effects of applying the new guidance. The Company adopted ASU No. 2016-16 starting with the fiscal year beginning 1 April 2018, and recorded an increase in gross deferred income tax assets of US$1,313.0 million, a valuation allowance of US$148.2 million, a decrease in other assets of US$4.5 million and a corresponding cumulative retained earnings adjustment of US$1,160.3 million, resulting from the internal restructuring transaction implemented during the year ended 31 March 2018 relating to the alignment of certain intangible assets with its US business and from other internal restructuring transactions undertaken in prior years. The internal restructuring implemented during the year ended 31 March 2018 resulted in the establishment of US ownership of certain of the Company’s fiber cement related trademarks, tradenames, patents, product and manufacturing technology and know-how, and other related intellectual property rights (collectively, intellectual property), owned and predominantly developed by one of the Company’s Irish subsidiaries, and represent the primary fiber cement business value drivers of which the Company’s US fiber cement business is a majority economic beneficiary. As a result of this internal restructure, the tax basis of this intellectual property was recognized at fair market value and is subject to amortization for US income tax purposes. The Company established a valuation allowance against the deferred tax asset for the intellectual property that has an indefinite life for US income tax purposes and is not subject to tax amortization.
In November 2016, the FASB issued ASU No. 2016-18, which requires the statement of cash flows to explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. The Company adopted ASU No. 2016-18 starting with the fiscal year beginning 1 April 2018 and the amendments in ASU No. 2016-18 were applied on a retrospective basis for each period presented. In accordance with disclosure requirements of this new accounting standard, the impact of adoption on the consolidated statements of cash flows was as follows:

	Year ended 31 March 2018
(Millions of US dollars)	As reported	ASU 2016-18 Adjustment	As adjusted
Cash and cash equivalents at the beginning of the period	$78.9	$113.9	$192.8
Cash and cash equivalents at the end of the period	281.6	31.6	313.2

Restricted cash - Asbestos	95.2	(95.2)	—
Payment to AICF	(102.2)	102.2	—
Asbestos liability	(104.4)	104.4	—
Asbestos claims paid	—	(104.4)	(104.4)
Net cash provided by operating activities	295.0	7.0	302.0
Purchase of investments - Asbestos	—	(78.4)	(78.4)
Proceeds from investments - Asbestos	—	40.0	40.0
Net cash used in investing activities	(200.6)	(38.4)	(239.0)
Repayments of NSW Loan - Asbestos	—	(51.9)	(51.9)
Net cash used in financing activities	112.5	(51.9)	60.6

Effects of exchange rate changes on cash	(4.2)	1.0	(3.2)

	Year ended 31 March 2017
(Millions of US dollars)	As reported	ASU 2016-18 Adjustment	As adjusted
Cash and cash equivalents at the beginning of the period	$107.1	$22.0	$129.1
Cash and cash equivalents at the end of the period	78.9	113.9	192.8

Restricted cash - Asbestos	0.9	(0.9)	—
Payment to AICF	(91.1)	91.1	—
Asbestos liability	(92.0)	92.0	—
Asbestos claims paid	—	(91.8)	(91.8)
Net cash provided by operating activities	292.1	90.4	382.5
Proceeds from NSW Loan - Asbestos	—	77.0	77.0
Repayments of NSW Loan - Asbestos	—	(74.3)	(74.3)
Net cash used in financing activities	(212.7)	2.7	(210.0)

Effects of exchange rate changes on cash	1.4	(1.2)	0.2

In January 2017, the FASB issued ASU No. 2017-01, which clarifies the definition of a business to assist entities with evaluating whether transactions should be accounted for as acquisitions or disposals of either assets or of businesses. The Company adopted ASU No. 2017-01 starting with the fiscal year beginning 1 April 2018 and the adoption of this standard did not have a material impact on the consolidated financial statements.
In January 2017, the FASB issued ASU No. 2017-04, which removes step 2 from the goodwill impairment test. Under the new guidance, if a reporting unit’s carrying amount exceeds it fair value, an entity will record an impairment charge based on that difference. The impairment charge will be limited to the amount of goodwill allocated to that reporting unit. The Company adopted ASU No. 2017-04 prospectively on 1 April 2018, and the adoption of this standard did not have a material impact on the consolidated financial statements.
In March 2018, the FASB issued ASU No. 2018-05, which provides the U.S. Securities and Exchange Commission Staff's guidance when preparing the initial accounting for the income tax effects of the US Tax Cuts and Jobs Act ("TCJ Act"), which was enacted on 22 December 2017. The staff guidance addresses the specific situation in which the initial accounting for certain income tax effects of the TCJ Act will not be complete at the time that financial statements are issued. ASU No. 2018-05 is effective for financial statements that include the reporting period in which the TCJ Act was enacted. Therefore, the Company implemented the guidance in ASU No. 2018-05 in its financial statements for the fiscal year ending 31 March 2018. The Company finalized the accounting for the effects of the TCJ Act during the quarter ended 31 December 2018, and recognized a discrete tax benefit of US$1.8 million as a result of additional guidance provided by the Internal Revenue Service in respect to the application of Internal Revenue Code Section 162 (m). The Company also recognized insignificant tax effects due to the finalization of the one-time transition tax, the re-measurement of deferred tax assets and liabilities, and other impacts of the TCJ Act.  The Company is electing to account for Global Intangible Low Tax Income in the year the tax is incurred.
In June 2018, the FASB issued ASU No. 2018-07, which expands the scope of Topic 718, Compensation-Stock Compensation (which currently only includes share-based payments to employees) to include share-based payments issued to nonemployees for goods or services. Consequently, the accounting for share-based payments to nonemployees and employees will be substantially aligned. The amendments in this ASU are effective for fiscal years beginning after 15 December 2018, and interim periods within that fiscal year, with early adoption permitted. The Company adopted ASU No. 2018-07 prospectively on 1 January 2019, and the adoption of this standard did not have a material impact on the Company’s consolidated financial statements.
In July 2018, the FASB issued ASU No. 2018-09, which clarifies, corrects errors in, and makes minor improvements to a wide variety of topics in the Accounting Standards Codification ("ASC"). The transition and effective date of this guidance is based on the facts and circumstances of each amendment. Some of the amendments in ASU No. 2018-09 do not require transition guidance and were effective upon issuance of ASU No. 2018-09. The Company adopted these specific amendments during the three months ended 30 June 2018 and noted no material impact on its consolidated financial statements. However, many of the amendments do have transition guidance with effective dates for annual periods beginning after 15 December 2018. For these specific amendments, the Company will follow the specific transition guidance for each relevant amendment, and does not expect the adoption of these amendments to have a material impact on its consolidated financial statements.
In August 2018, the FASB issued ASU No. 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework - Change to the Disclosure Requirements for Fair Value Measurement. ASU No. 2018-13 modifies the disclosure requirements by adding, removing, and modifying certain required disclosures for fair value measurements for assets and liabilities disclosed within the fair value hierarchy. The amendments in the ASU are effective for fiscal years, and interim periods within those fiscal years, beginning after 15 December 2019, with early adoption permitted. The Company adopted ASU No. 2018-13 starting with fiscal year beginning 1 April 2018 and the adoption of this standard did not have a material impact on the Company’s consolidated financial statements.
In August 2018, the FASB issued ASU No. 2018-15, which clarifies the accounting treatment for implementation costs incurred in a cloud computing arrangement that is a service contract. ASU No. 2018-15 aligns the requirements for capitalizing implementation costs incurred in a hosting arrangement that is a service contract with the requirements for capitalizing implementation costs incurred to develop or obtain internal-use software (and hosting arrangements that include an internal-use software license). The guidance provides criteria for determining which implementation costs to capitalize as an asset related to the service contract and which costs to expense. The amendments in ASU No. 2018-15 should be applied either retrospectively or prospectively to all implementation costs incurred after the date of adoption, and are effective for fiscal years and interim periods within those years, beginning after 15 December 2019, with early adoption permitted. The Company adopted ASU No. 2018-15 on 1 July 2018 based on the prospective transition method, and the adoption of the standard did not have a material impact on the consolidated financial statements.